Exhibit 99.3

MARCELO R. GUTIERREZ SUAREZ Certified Public Accountant & Consultant

ONETRUST INTERNATIONAL LLC

FINANCIAL STATEMENTS

TOGETHER WITH INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2021

35 Juan C: Borbon, Suite 67-319, Guaynabo, PR 00969 • Tel (787) 448-5970 • Fax (787) 919-0144

E-mail: mgutierrezcpa@gmaiLcom

ONETRUST INTERNATIONAL LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2021

Table of Contents

INDEPENDENT AUDITOR’S REPORT	1-2

FINANCIAL STATEMENTS:

Statement of Financial Position	3

Statement of Operations	4

Statement of Changes in Members’ Equity	5

Statement of Cash Flows	6

NOTES TO FINANCIAL STATEMENTS	7-13

MARCELO R. GUTIERREZ SUAREZ Certified Public Accountant & Consultant

INDEPENDENT AUDITOR’S REPORT

To the Members of

OneTrust International LLC

San Juan, PR

Opinion

I have audited the accompanying statement of financial position of OneTrust International LLC (“the Company”) as of December 31, 2021, and the related statements of operations, changes in members’ equity and cash flows for the year then ended, and the related notes to financial statements.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. My responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of my report. I am required to be independent of the Company and to meet my other ethical responsibilities in accordance with the relevant ethical requirements relating to my audit. I believe that the audit evidence I have obtained is sufficient and appropriate to provide a basis for my audit opinion.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company is member of a group of affiliated companies through common ownership. Because of these relationships, it is possible that the tenns of the related transactions are not the same as those that would result from transactions among unrelated parties.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Independent Auditor’s Report

OneTrust International LLC

Auditor’s Responsibilities for the Audit of the Financial Statements

My objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes my opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, I:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in my judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

I am required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that I identified during the audit.

Report on Other Legal and Regulatory Requirements

I further certify that the associates of my Firm are neither members nor employees of OneTrust International LLC.

/s/ Marcelo Gutierrez Suarez Marcelo Gutierrez Suarez, CPA Certified Public Accountant April 1, 2022 License Number 4118, In-force San Juan, Puerto Rico Expires December 1, 2024

ONETRUST INTERNATIONAL LLC

STATEMENT OF FINANCIAL POSITION

DECEMBER 31, 2021

Amount
ASSETS
CURRENT ASSETS:
Cash	$719,223
Accounts Receivable	1,279,292
Prepaid Expenses	260,454

Total Current Assets	2,258,969
PROPERTY AND EQUIPMENT, Net	36,350
OTHER ASSETS	8,887

Total Assets	$2,304,206

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses	$387,379
Income Tax Payable	50,559

Total Liabilities	437,938

MEMBERS’ EQUITY:
Paid-in Capital	96,203
Accumulated Earnings	1,770,065

Total Members’ Equity	1,866,268

Total Liabilities and Members’ Equity	$2,304,206

The accompanying notes are an integral part of these financial statements. “See Independent Auditor’s Report”

ONETRUST INTERNATIONAL LLC

STATEMENT OF OPERATIONS

DECEMBER 31, 2021

Amount
REVENUES	$7,369,178
OPERATING EXPENSES:
Salaries and Benefits	2,630,353
Rent	274,651
Professional Services	915,619
General and Administrative	700,730

Total Operating Expenses	4,521,353
INCOME BEFORE OTHER (INCOME) EXPENSES	2,847,825
OTHER (INCOME) EXPENSES	(226,098)
INCOME BEFORE INCOME TAX EXPENSE	3,073,923
INCOME TAX EXPENSE	155,138

NET INCOME	$2,918,785

The accompanying notes are an integral part of these financial statements. “See Independent Auditor’s Report”

ONETRUST INTERNATIONAL LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

DECEMBER 31, 2021

	Paid-in Capital	Accumulated Earnings	Total Members’ Equity
Balance - December 31, 2020	$95,003	$2,068,274	$2,163,277
Members’ Contributions	1,200		1,200
Net Income		2,918,785	2,918,785
Members’ Distributions		(3,216,994)	(3,216,994)

Balance - December 31, 2021	$96,203	$1,770,065	$1,866,268

The accompanying notes are an integral part of these financial statements. “See Independent Auditor’s Report”

ONETRUST INTERNATIONAL LLC

STATEMENT OF CASH FLOWS

DECEMBER 31, 2021

Amount
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$2,918,785
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	9,300
Non Operating Gain	(53,805)
Decrease (Increase) in Assets-
Accounts Receivable	261,892
Prepaid Expenses	(143,137)
Decrease in Liabilities-
Accounts Payable and Accrued Expenses	(23,575)
Income Tax Payable	(15,022)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,954,438

CASH FLOWS FROM INVESTING ACTIVITIES:
Collection of Notes Receivable to Related Party	410,000

NET CASH FLOWS PROVIDED BY INVESTING ACTIVITIES	410,000

CASH FLOWS FROM FINANCING ACTIVITIES:
Members’ Contributions	1,200
Members’ Distributions	(3,216,994)

NET CASH FLOWS USED IN FINANCING ACTIVITIES	(3,215,794)

INCREASE IN CASH	148,644
CASH, Beginning of Year	570,579

CASH, End of Year	$719,223

The accompanying notes are an integral part of these financial statements. “See Independent Auditor’s Report”

ONETRUST INTERNATIONAL LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

1. Nature of Business and Summary of Significant Accounting Policies

ONETRUST INTERNATIONAL LLC, (the Company) was organized on June 14, 2019 in the city of San Juan, Puerto Rico as a domestic for profit limited liability company. The Company commenced operations on June 2019 and is engaged in providing mortgage loan servicing, consulting, centralized management, shared service center, and investment banking services.

The Company is a limited liability company. In a limited liability company (LLC), no member, manager, agent or employee of the LLC is personally liable for debts, obligations or liabilities of the LLC, whether arising from contract, tort or otherwise, for the acts or omission of any member, director, manager, agent or employee of the LLC, unless the individual signed a specific personal guarantee.

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements:

a) Cash

Cash includes currency and deposits with financial institutions used as working capital to fund daily operations.

b) Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on accounts receivable are included in net cash provided by operating activities in the statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. The Company reviews its allowance for doubtful accounts annually. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. During the period ended December 31, 2021, no allowance for doubtful accounts was recognized. No balances were written off from accounts receivable. The Company does not have any off-balance-sheet credit exposure related to its customers.

c) Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which is 5 years for software. Total depreciation for the period ended December 31, 2021 amounted to $9,300 and is presented within general and administrative expenses in the accompanying statement of operations.

ONETRUST INTERNATIONAL LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

Maintenance and repairs are charged to operations when incurred. Betterments and renewals, which substantially increase the life of the individual assets, are capitalized.

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized in current operations is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

d) Paycheck Protection Program

The Paycheck Protection Program note (“the PPP loan”) represents proceeds received as a result of an agreement with a banking institution in connection with the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), as amended by the Paycheck Protection Program Flexibility Act (“Flexibility Act”). This program was created by the Congress of the United States of America to keep workers on the payroll in response to the Coronavirus (“COVID-19”) pandemic crisis.

The PPP loan is issued by financial institutions and guaranteed by the United States Small Business Administration (SBA). Loan repayments are deferred and principal payments as well as the accrued interest can be forgiven (after the SBA remits the loan forgiven amount to the borrower) subject to compliance with certain conditions and approval by the borrower and the SBA. The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries during the coverage period, as defined. Although management believes that the Company has complied with the conditions and substantially all amounts due in relation to the PPP loan will be forgiven, the loan forgiveness application is still under review.

For purposes of derecognizing the PPP loan, management of the Company has elected the model of accounting under FASB ASC 450-30 Gain Contingencies. Under this model, the earnings impact of a gain contingency is recognized when all the contingencies related to receipt of the assistance have been met and the gain is realized or realizable.

e) Leases

The Company has entered in a non-cancelable lease agreement where it acts as a lessee. The Company accounts for leases in accordance with the provisions of FASB ASC 840 “Leases”. FASB ASC 840 requires that the Company evaluate each lease for classification as either a capital lease or an operating lease. The Company performs this evaluation at the date of inception of the lease and when a modification is made to a lease.

ONETRUST INTERNATIONAL LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

f) Revenue Recognition

The Company recognizes revenue when the services are provided.

g) Advertising Costs

Advertising costs are expensed as incurred. Total advertising expense for the period ended December 31, 2021 amounted to $8,239 and is presented within general and administrative expenses in the accompanying statement of operations.

h) Income Tax

Income tax is accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

In accordance with FASB ASC 740, Income Taxes, the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company recognizes the effect of income tax positions only if such positions were probable of being sustained. No liability for unrecognized tax benefits has been recorded in the accompanying statement of financial position as of December 31, 2021.

i) Members’ Account

The Company’s limited liability operating agreement provides for one class of membership.

j) Commitments and Contingencies

Liabilities for loss contingencies, arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated.

ONETRUST INTERNATIONAL LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

k) Use of Estimates

The preparation of the financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities. at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

I) Recently Issued Accounting Standards

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which supersedes FASB ASC Topic 840, Leases, and makes other conforming amendments to U.S. GAAP. ASU 2016-02 requires, among other changes to the lease accounting guidance, lessees to recognize most leases on-statement of financial position via a right of use asset and lease liability, and additional qualitative and quantitative disclosures. ASU 2016-02 is effective for the Company for annual periods in fiscal years beginning after December 15, 2021 (as amended in June 2020 by ASU 2020-05, Effective Dates for Certain Entities), that is, for year 2022. While the Company expects ASU 2016-02 to add right-of-use assets and lease liabilities to the statement of financial position, it is evaluating other effects that the new standard will have on the financial statements.

2. Transactions with Related Parties

The Company is member of a group of affiliated companies through common ownership. Because of these relationships, it is possible that the terms of the related transactions are not the same as those that would result from transactions among unrelated parties.

During the period ended December 31, 2021, the Company billed a total of $7,369,178 to its affiliates for services. The amount is included as revenues in the accompanying statement of operations. The balance due from the related parties at December 31, 2021 amounted to approximately $1,279,292 and is recorded within accounts receivable in the accompanying statement of financial position.

ONETRUST INTERNATIONAL LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

3. Income Tax

The Company operates for tax purposes as a C corporation, the maximum tax rate for a C corporation is 37.5% under the laws of the Commonwealth of Puerto Rico. On November 19, 2019, the Company received a grant from the Department of Economic Development and Commerce in order to operate with a tax exemption under the Act No. 20 of January 17, 2012 as amended (“the Act”). The Act provides for certain tax benefits for those local companies that provide eligible services activities outside of Puerto Rico.

Under the Act, the Company is subject to income tax on its export services income on a preferential tax rate of 4% based on the grant received. In order to maintain the exemption status under the Act, the Company must comply with various- requirements as described in the grant.

Income tax expense attributable to income from continuing operations for the year ended December 31, 2021 is as follows:

Expected tax expense (37.5%)	$1,099,097
Less: tax relief under Act # 20	(981,860)

Income tax expense under Act# 20 (4%)	$117,237
Income tax expense excluded from Act # 20	37,901

Income tax expense	$155,138

4. Property and Equipment

Property and equipment as of December 31, 2021 consist of the following:

	Useful Lives (in years)	Amount
Software	5	$46,500
Less: Accumulated depreciation		(10,150)

Total property and equipment, net		$36,350

ONETRUST INTERNATIONAL LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

5. Paycheck Protection Program Note

On May 9, 2020, the Company received loan proceeds in the amount of $53,805 under the PPP loan. The PPP loan provides qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business.

During 2020, management of the Company submitted the PPP Loan Forgiveness Application (“the PPP Forgiveness Application”) in the amount of $53,805. On May 20, 2021, the Company received notice from the SBA that the PPP funds were used appropriately, and all amounts were fully forgiven.

6. Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash. The Company maintains its cash accounts at several high quality financial institutions, which may exceed at times the federally insured deposit limits. The amount by which cash deposits exceeded the amount insured by the Federal Deposit Insurance Corporation as of December 31, 2021 was approximately $579,444. The Company has not experienced any losses in such bank accounts while such financial institutions have strong credit ratings; therefore, management believes that credit risk related to these bank accounts are minimal and does not anticipate any non performance.

During the period ended December 31, 2021, three related party customers accounted for 100% of the Company’s revenues. A total of 100% of accounts receivable outstanding as of December 31, 2021 is concentrated in those three companies.

7. Leases

The Company leases its office, acting as a lessee, under a non cancelable operating lease that expires on February 28, 2024 and requires monthly payments of $14,687 of which approximately $5,800 are related to operating expenses such as taxes, utilities and others.

Year	Amount
2022	$176,244
2023	176,244
2024	29,374

Total	$381,862

During the period ended December 31, 2021, rent expense under this lease amounted to $274,651 and is presented as rent expense in the accompanying statement of operations.

ONETRUST INTERNATIONAL LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

The Company subleases part of the above mentioned office to four related parties, acting as a lessor, under non cancelable operating leases that expire on February 28, 2024 and require monthly payments of $3,247, $200, $1,607 and $7,306, respectively.

At December 31, 2021, minimum guaranteed income on all non cancelable operating leases is as follows:

Year	Amount
2022	$148,320
2023	148,320
2024	24,720

Total	$321,360

During the period ended December 31, 2021, rent income under these leases amounted to $146,719 and is presented as other income in the accompanying statement of operations.

8. Subsequent Events

The Company has evaluated subsequent events from the statement of financial position date through April 1, 2022, the date at which the financial statements were available to be issued.